ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

November 11, 1997

Dear Shareholder:

Since our last report dated March 31, 1997, the U.S. bond market has posted strong returns. The market rallied over the summer to end the period with solid gains. Within the traditional bond market (ie. governments, investment grade corporates, mortgage-backed securities and asset-backed securities) corporates were the best performing, followed by governments, mortgage-backed securities and asset-backed securities. The high yield sector continued to benefit from the strong economy and stable credit environment. As a result, this sector posted solid gains and outperformed all sectors of the traditional market.

INVESTMENT RESULTS
For the six months ended September 30, 1997, we are pleased to report that Alliance World Dollar Government Fund II returned 23.86% on a net asset value
(NAV) basis. This compares with a return of 18.05% for the J.P. Morgan Emerging Markets Bond Index. For the 12 month period ended September 30, 1997, the Fund achieved a total return of 32.41% at NAV compared with 28.08% for the J.P. Morgan Emerging Markets Bond Index.

Your Fund's outperformance relative to its benchmark can be attributed to an overweighted position in Russia in particular, and a general bias toward spread duration and fixed rate assets across the emerging market country spectrum.

INVESTMENT RESULTS*
Period Ended September 30, 1997
                                                 TOTAL RETURN
                                            6 MONTHS      12 MONTHS
                                           ----------    -----------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II     23.86%         32.41%
J.P. MORGAN EMERGING MARKETS BOND INDEX      18.05%         28.08%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF SEPTEMBER 30, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE INDEX IS MADE UP OF BRADY BONDS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
U.S. Gross Domestic Product (GDP) growth slowed from a robust 4.9% first quarter pace to 3.3% in the second quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined and housing activity slowed. While some wage pressures were apparent, inflation remained subdued.

During the third quarter, economic growth continued at a healthy pace and inflation remained at low absolute levels worldwide. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. The unemployment rate remained low at 4.9%, consumer confidence reached new highs, and real income grew solidly. GDP growth for the third quarter was 3.5%, slightly higher than anticipated.

The Federal Reserve made no change to monetary policy during the reporting period despite the fact that growth remained above trend levels. Improving inflation fundamentals, a strong dollar and currency devaluations in Southeast Asia argued against an increase in official U.S. interest rates. Inflation remained well-behaved with consumer prices advancing 2.2% and producer prices unchanged between September 1996 and September 1997.

INVESTMENT OUTLOOK
Recent slowing in employment gains and soft retail sales suggest the U.S. economy is poised to slow from its torrid pace of the last year. The currency devaluations


1



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

and economic uncertainty in Southeast Asia should also temper U.S. growth. Therefore, we anticipate 3.5% U.S. GDP growth for 1997. Given the prolonged period of strong capacity utilization, employment gains and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is a small but measurable chance that the Federal Reserve will modestly raise interest rates as a precautionary measure. Accordingly, some caution is warranted by investors.

We continue to have a favorable outlook for the high yield market. The strong U.S. economy will provide support for this market sector, and as interest rates remain in a trading range between 5.75%-6.75%, investor demand for higher yields should remain strong. However, as the economy begins to slow, security selection within the high yield sector will take on added importance. As a result, we will continue to review each security using a fundamental, bottom-up approach.

In the developing markets, commitment to economic integration remains high and the global environment of relatively stable growth and inflation will support the integration process. Nonetheless, in the period ahead, we believe growth and inflation prospects will diverge. In our view, Latin America, Eastern Europe and Russia will generally enhance global growth as their economic and inflation trends improve. Much of Southeast Asia will detract from global growth as their economies slow and inflation increases. We believe that country selection will be more critical than in the last several quarters.

The picture in Latin America continues to be one of growth, albeit slower than in past years, and low inflation. In Brazil, inflation fell in August and is expected to register 4.5%-5.0% for all of 1997. The government's recent decision to vigorously defend the Brazilian real will likely produce temporary weakness but will provide a sound foundation to ensure continued economic growth. Although the Mexican peso fell victim to the currency crisis plaguing Southeast Asia, economic fundamentals remain strong. The Mexican economy grew at a 7.0% rate during the first half of 1997 and industrial production surged 8.2% between August 1996 and August 1997, following July's jump of 10.3%. These figures bode well for third quarter growth and are consistent with our belief that Mexico will grow 5%-6% annually through 2000. Despite excellent fundamentals, Argentina will continue to be hit by the spillover from Southeast Asia. Although there is no question about the government's resolve to protect the currency, the fact that Argentina has a fixed exchange rate leaves it vulnerable to investor concerns about a devaluation and/or loss in liquidity. Longer-term, we remain positive on Argentina's economic prospects.

In Russia, the economy appears to be expanding. Russia's GDP in August 1997 showed a 0.7% increase over year earlier levels. Industrial production shows a similar pattern, increasing 3.0% between August 1996 and August 1997 following a 3.4% increase between July 1996 and July 1997. The recently completed restructuring of Russia's London Club debt should also support continued gains in the prices of Russian bonds. However, a recent downturn in revenue generation, threatens the excellent reform momentum and bears close scrutiny.

In Southeast Asia, the near-term outlook is bleak. The unfolding adjustments for these countries involve much weaker currencies, higher interest rates, lower stock prices, numerous bankruptcies, banking-sector consolidation and slower growth. Financial markets in this region will remain under intense pressure as policy makers grapple with appropriate responses to economic crises. The IMF's decision to step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability. Long term, we are optimistic about the investment value in this region, since favorable fundamentals are still in place. We will be monitoring developments in this region closely in the upcoming periods.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TOTAL SOVEREIGN DEBT OBLIGATIONS-86.5%
SOVEREIGN DEBT OBLIGATIONS-45.4%
ARGENTINA-5.1%
Republic of Argentina
  9.75%, 9/19/27                               $ 36,250     $ 36,512,813
Republic of Argentina Global Bond
  11.375%, 1/30/17                               20,000       23,320,000
                                                            -------------
                                                              59,832,813

BRAZIL-8.6%
Republic of Brazil Global Bond
  10.125%, 5/15/27                              100,322      100,547,725

MEXICO-5.1%
United Mexican States
  11.375%, 9/15/16                               50,000       59,400,000

RUSSIA-6.5%
Russia Principal Loans - WI FRN
  12/15/15(a)(b)                                  9,788        8,084,276
  12/15/20(a)(b)                                 91,500       68,224,688
                                                            -------------
                                                              76,308,964

TURKEY-2.2%
Republic of Turkey
  10.00%, 9/19/07(a)                             25,000       25,812,500

VENEZUELA-17.9%
Republic of Venezuela
  9.25%, 9/15/27                                219,000      208,871,250
Sovereign Debt Obligations
  (cost $521,214,315)                                        530,773,252

SOVEREIGN DEBT RELATED-14.5%
Morgan Guaranty Trust Co. Indexed Note
  Linked To Russian US$
  Vneshekonombank Loan Assignment
  14.00%, 10/15/97(c)
  (cost $166,189,998)                           166,190      168,829,926

COLLATERALIZED BRADY BONDS(D)-12.2%
ARGENTINA-0.5%
Republic of Argentina Euro Par Bonds
  5.50%, 3/31/23(e)                               7,500        5,674,219

BULGARIA-5.0%
Republic of Bulgaria Discount Bonds FRN
  6.6875%, 7/28/24                               69,900       58,104,375

ECUADOR-4.8%
Republic of Ecuador
  Discount Bonds FRN
  6.6875%, 2/28/25 (e)                           40,500       33,020,156
  Par Bonds FRN
  3.50%, 2/28/25                                 42,000       23,638,125
                                                            -------------
                                                              56,658,281

NIGERIA-1.9%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20(f)                             30,500       22,646,250
Collateralized Brady Bonds
  (cost $120,966,427)                                        143,083,125


3



PORTFOLIO OF INVESTMENTS (CONT.)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
LOAN PARTICIPATIONS & ASSIGNMENTS-9.0%
ALGERIA-2.6%
Algeria Refinancing Trust FRN Loan
  Assignment Tranche A
  6.6875%, 3/04/00                             $ 15,909     $ 13,900,568
  7.375%, 3/04/00                                19,091       16,680,681
                                                            -------------
                                                              30,581,249

MOROCCO-6.3%
Kingdom of Morocco Series A
  Loan Participation FRN
  6.8125%, 1/01/09                               78,000       73,222,500

RUSSIA-0.1%
Vneshekonombank Loan Participation(g)               959          994,496
Loan Participations & Assignments
  (cost $98,316,985)                                         104,798,245

NON-COLLATERALIZED BRADY BONDS-5.4%
PERU-5.4%
Republic of Peru FLIRB
  3.25%, 3/07/17(a)(e)                           35,000       21,568,750
Republic of Peru PDI
  4.00%, 3/07/17(a)(e)                           61,000       41,022,500
Non-Collateralized Brady Bonds
  (cost $56,328,966)                                          62,591,250
Total Sovereign Debt Obligations
  (cost $963,016,691)                                      1,010,075,798


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-14.0%
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01(a)(h)                         $ 17,000    $   7,395,000
Home Holdings, Inc.
  8.625%, 12/15/03(h)(i)                          4,870        1,461,000
Iridium LLC/Capital Corp.
  14.00%, 7/15/05(a)                             51,500       55,684,375
Mc-Cuernavaca Trust
  9.25%, 7/25/01                                  7,992        7,672,496
Mexico City Toluca Toll Road
  11.00%, 5/19/02                                24,988       24,488,010
Riverwood International Corp.
  10.625%, 8/01/07(a)                            20,000       21,000,000
  10.875%, 4/01/08                               10,300       10,338,625
Trikem, SA
  10.625%, 7/24/07(a)                            35,000       35,105,000
Corporate Debt Obligations
  (cost $161,838,888)                                        163,144,506

COMMON STOCK-0.0%
Pegasus Media &
  Communications, Inc.(h)
  (cost $35,816)                                 11,282          242,563

TOTAL INVESTMENTS-100.5%
  (cost $1,124,891,395)                                    1,173,462,867
Other assets less liabilities-(0.5%)                          (5,386,970)

NET ASSETS-100%                                           $1,168,075,897


4



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, these securities amounted to $283,897,089 or 24.3% of net assets.

(b) An interest rate based on the six-month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

(c) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

(d) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1997.

(f)  Security trades with oil warrants expiring November 15, 2020.

(g)  Security is in default and is non-income producing.

(h)  Non-income producing securities.

(i)  Illiquid security, valued at fair value.

     Glossary of Terms:
     FLIRB  Front Loaded Interest Reduction Bond.
     FRN    Floating Rate Note.
     PDI    Past Due Interest.
     WI     When Issued.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,124,891,395)      $1,173,462,867
  Receivable for investment securities sold                         117,116,250
  Interest receivable                                                16,549,560
  Deferred organization expenses and other assets                        66,214
  Total assets                                                    1,307,194,891

LIABILITIES
  Due to custodian                                                    1,793,035
  Payable for investment securities purchased                       135,867,117
  Advisory fee payable                                                  954,432
  Administrative fee payable                                            143,165
  Accrued expenses                                                      361,245
  Total liabilities                                                 139,118,994

NET ASSETS                                                       $1,168,075,897

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      719,803
  Additional paid-in capital                                        988,628,046
  Undistributed net investment income                                 6,147,861
  Accumulated net realized gain on investment transactions          124,008,715
  Net unrealized appreciation of investments                         48,571,472
                                                                 $1,168,075,897

NET ASSET VALUE PER SHARE
  (based on 71,980,285 shares outstanding)                               $16.23


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 54,639,380

EXPENSES
  Advisory fee                                       $5,421,812
  Administrative fee                                    813,272
  Custodian                                             221,268
  Transfer agency                                       149,522
  Audit and legal                                        49,747
  Taxes                                                  41,857
  Registration                                           34,799
  Printing                                               25,459
  Directors' fees                                        13,473
  Amortization of organization expenses                   3,007
  Miscellaneous                                          11,170
  Total expenses                                                      6,785,386
  Net investment income                                              47,853,994

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                      139,359,293
  Net change in unrealized appreciation of investments               40,579,244
  Net gain on investment transactions                               179,938,537

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $227,792,531


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                                SIX MONTHS ENDED
                                                   SEP. 30,1997     YEAR ENDED
                                                    (UNAUDITED)   MARCH 31,1997
                                                 ---------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                          $   47,853,994   $ 86,709,523
  Net realized gain on investment transactions      139,359,293    165,236,482
  Net change in unrealized appreciation
    of investments                                   40,579,244      2,749,361
  Net increase in net assets from operations        227,792,531    254,695,366

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income              (51,220,112)   (86,709,523)
  Distributions in excess of net investment
    income                                                   -0-   (37,324,856)
  Total increase                                    176,572,419    130,660,987

NET ASSETS
  Beginning of year                                 991,503,478    860,842,491
  End of period (including undistributed net
    investment income of $6,147,861 and
    $9,513,979, respectively)                    $1,168,075,897   $991,503,478


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Due to the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to there resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and are being amortized on a straight-line basis through July, 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator"), a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended September 30, 1997 there was no reimbursement paid to AFS.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agency) aggregated $1,636,763,667 and $1,520,211,013, respectively, for the six months ended September 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the six months ended September 30, 1997.

At September 30, 1997, the cost of investments for federal income tax purposes was $1,126,096,954. Accordingly, gross unrealized appreciation of investments was $55,227,463 and gross unrealized depreciation of investments was $7,861,550, resulting in net unrealized appreciation of $47,365,913. At March 31, 1997, the Fund had a capital loss carryforward of $14,512,080 which expires in 2004.

INTEREST RATESWAP AGREEMENTS
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments.

At September 30, 1997, the Fund did not have any interest rate swap contracts outstanding.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 71,980,285 shares outstanding at September 30, 1997, the Adviser owned 7,200 shares. During the six months ended September 30, 1997 and the year ended March 31, 1997, the Fund did not issue shares in connection with the Fund's dividend reinvestment plan.


NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks, which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


10



FINANCIAL HIGHLIGHTS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS                                             JULY 28,
                                               ENDED                                               1993(A)
                                           SEPTEMBER 30,           YEAR ENDED MARCH 31,               TO
                                               1997       -------------------------------------    MARCH 31,
                                           (UNAUDITED)         1997         1996         1995         1994
                                          --------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.77         $11.96      $ 9.53       $12.31       $13.93(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .67           1.21        1.25(c)      1.19(c)       .77
Net realized and unrealized gain (loss)
  on investments                                2.50           2.32        2.49        (2.32)       (1.28)
Net increase (decrease) in net asset
  value from operations                         3.17           3.53        3.74        (1.13)        (.51)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.71)         (1.21)      (1.25)       (1.19)        (.77)
Distributions in excess of net
  investment income                               -0-          (.51)       (.06)        (.23)        (.10)
Distributions from net realized gain
  on investments                                  -0-            -0-         -0-        (.23)        (.24)
Total dividends and distributions               (.71)         (1.72)      (1.31)       (1.65)       (1.11)
Net asset value, end of period                $16.23         $13.77      $11.96       $ 9.53       $12.31
Market value, end of period                   $14.875        $13.375     $12.375      $10.375      $13.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                 16.87%         23.11%      33.51%      (10.08)%      (4.05)%
  Net asset value                              23.86%         31.15%      40.48%      (10.26)%      (5.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $1,168,076       $991,503    $860,842     $666,567     $827,943
Ratio of expenses to average net assets         1.25%(e)       1.29%       1.30%        1.28%        1.26%(e)
Ratio of net investment income to
  average net assets                            8.80%(e)       8.92%      10.99%       10.31%        7.62%(e)
Portfolio turnover rate                          169%           257%        395%         274%         192%


(a)  Commencement of operations.

(b)  Net of offering costs of $.02.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


11



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY10286

DIVIDENDPAYINGAGENT,
TRANSFERAGENTANDREGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENTAUDITORS
ERNST &YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


12



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIISR